UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): May 16, 2017

Diamond Offshore Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13926	76-0321760
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

15415 Katy Freeway

Houston, Texas 77094

(Address of principal executive offices, including Zip Code)

(281) 492-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Results of Annual Meeting of Stockholders

On May 16, 2017, Diamond Offshore Drilling, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) in New York, New York. Of the 137,180,617 shares of common stock outstanding and entitled to vote as of the record date, 128,412,873 shares, or approximately 94.0%, were present in person or represented by proxy at the Meeting. At the Meeting, the Company’s stockholders approved (1) the election of all of the nominees as directors to hold office until the 2018 Annual Meeting of Stockholders and until their respective successors are elected and qualified or until their earlier resignation or removal, (2) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for fiscal year 2017, (3) executive compensation and (4) holding future advisory votes on executive compensation on an annual basis. The Company’s stockholders did not approve a stockholder proposal regarding sustainability.

The final results of the voting on the matters submitted to the stockholders were as follows:

		Votes Cast For		Votes Cast Against
		Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
1.	Election of Directors until 2018 Annual Meeting
	James S. Tisch	96,079,708	80.84%	22,700,929	19.10%	56,999	9,575,237
	Marc Edwards	98,930,534	83.24%	19,852,793	16.70%	54,309	9,575,237
	John R. Bolton	117,360,623	98.75%	1,422,800	1.19%	54,213	9,575,237
	Charles L. Fabrikant	110,691,509	93.14%	8,089,504	6.80%	56,623	9,575,237
	Paul G. Gaffney II	117,294,731	98.70%	1,486,311	1.25%	56,594	9,575,237
	Edward Grebow	117,579,470	98.94%	1,198,172	1.00%	59,994	9,575,237
	Herbert C. Hofmann	102,636,990	86.36%	16,145,561	13.58%	55,085	9,575,237
	Kenneth I. Siegel	97,429,848	81.98%	21,352,308	17.96%	55,480	9,575,237
	Clifford M. Sobel	117,953,184	99.25%	828,414	0.69%	56,038	9,575,237
	Andrew H. Tisch	96,143,674	80.90%	22,636,714	19.04%	57,248	9,575,237
	Raymond S. Troubh	116,804,421	98.28%	1,977,087	1.66%	56,128	9,575,237
2.	Ratification of Deloitte & Touche LLP as Independent Auditors for 2017	125,981,687	98.10%	1,846,929	1.43%	584,257	N/A
3.	Advisory Approval of Executive Compensation	101,871,937	85.72%	16,402,689	13.80%	563,010	9,575,237

4.	Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation
	Every Year	117,709,491	99.05%	N/A	N/A	N/A	N/A
	Every Two Years	118,912	0.10%	N/A	N/A	N/A	N/A
	Every Three Years	919,908	0.77%	N/A	N/A	N/A	N/A
	Abstain	N/A	N/A	N/A	N/A	89,325	N/A
5.	Stockholder Proposal regarding Sustainability	20,602,654	17.33%	97,243,165	81.82%	991,817	9,575,237

In light of the results of the advisory vote of the stockholders on the frequency of future advisory stockholder votes on executive compensation as reported above, the Company’s Board of Directors has determined that the Company will hold an advisory vote every year to approve the compensation of the named executive officers of the Company, until the next stockholder advisory vote on the frequency of future advisory stockholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2017	DIAMOND OFFSHORE DRILLING, INC.

	By:	/s/ DAVID L. ROLAND David L. Roland Senior Vice President, General Counsel and Secretary